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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	August 17, 2006

LODGENET ENTERTAINMENT CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	0-22334	46-0371161

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3900 West Innovation Street, Sioux Falls, SD		57107

(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code	(605) 988-1000

n/a

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
Employment Agreement
Executive Severance Agreement
Incentive Plan Restricted Stock Award Agreement (Financial Performance Vesting)
Incentive Plan Restricted Stock Award Agreement (Time-Based Vesting)
Press Release

Item 1.01. Entry into a Material Definitive Agreement.
     On August 17, 2006, LodgeNet Entertainment Corporation (the “Company”) appointed Scott E. Young as its Senior Vice President, Chief Marketing Officer. In connection with such appointment, the Company also entered into (a) an Employment Agreement, (b) an Executive Severance Agreement, (c) an Incentive Plan Restricted Stock Award Agreement (Financial Performance Vesting), and (d) an Incentive Plan Restricted Stock Award Agreement (Time-Based Vesting) with Mr. Young. Under the Employment Agreement, Mr. Young will receive a salary of $300,000.00 per year, an annual bonus calculated in the same manner as other executive officers of the Company, and other benefits consistent with those received by Company officers in comparable positions. The Executive Severance Agreement provides for severance compensation equal to 30 months of salary in the event of a Change in Control, as such term is defined in the Executive Severance Agreement. In addition, Mr. Young received two restricted stock grants totaling 13,100 shares of the Company’s common stock. One grant, of 3,750 shares, will vest half on the third anniversary of the grant and half on the fourth anniversary of the grant. The remaining 9,350 shares will vest on December 31, 2008, provided that the Company meets certain performance goals as of such date.
     The Employment Agreement, Executive Severance Agreement, Incentive Plan Restricted Stock Award Agreement (Financial Performance Vesting), and Incentive Plan Restricted Stock Award Agreement (Time-Based Vesting) are attached as Exhibits 10.1 through 10.4.
     The Company issued a press release announcing the appointment on August 23, 2006. The press release is attached as Exhibit 99.1.
Item 9.01. Financial Statements and Exhibits.
     (c) Exhibits
10.1	Employment Agreement between the Company and Scott E. Young, dated August 17, 2006

10.2	Executive Severance Agreement between the Company and Scott E. Young, dated August 17, 2006

10.3	Incentive Plan Restricted Stock Award Agreement (Financial Performance Vesting) issued to Scott E. Young, dated August 17, 2006

10.4	Incentive Plan Restricted Stock Award Agreement (Time-Based Vesting) issued to Scott E. Young, dated August 17, 2006

99.1	Press Release

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 23, 2006	By	/s/ Gary H. Ritondaro

Gary H. Ritondaro
	Its	Senior Vice President and Chief Financial Officer